Exhibit 10.6

                               SECURITY AGREEMENT
                               ------------------

THIS SECURITY AGREEMENT, is made as of the 29th day of January, 2007, by IMAR Group, LLC and Challenger Powerboats, Inc., a Nevada corporation (collectively, the "Borrower"), on one hand, and Mark Overbye and Gekko Sports Corporation, a Florida corporation (collectively, the "Secured Party"), on the other hand.

In order to secure the payment of the indebtedness evidenced by the Asset and Technology Acquisition Agreement ("Agreement") dated January 29, 2007 (the "Agreement") issued by the Borrower to the Secured Party in the original principal amount of $670,000 and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to Secured Party pursuant to such Agreement (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several) (all such debts, liabilities and obligations of the Borrower to Secured Party herein collectively referred to as the "Secured Obligations"), Borrower hereby agrees as follows:

1.     SECURITY  INTEREST  AND  COLLATERAL.  In  order to secure the payment and
       -----------------------------------
performance of the Secured Obligations, Borrower hereby grants to Secured Party a security interest (herein called the "Security Interest"), subject to security interests held by other lenders to Challenger and its subsidiaries, in and to the following property (hereinafter collectively referred to as the "Collateral")--

     (i) the assets, trademarks and domain names described on Exhibit A; (ii) any adaptation, modification, improvement, or enhancement of the foregoing; and
(iii) all of the pending and issued patents and patent applications described on Exhibit A as well as any continuations, continuations-in-part, divisional applications, and any Letters Patent issued there from including reissues, together with all non-U.S. counterparts;

together with all substitutions and replacements for and products and proceeds of any of the foregoing property.

The Secured Party understands and acknowledges that lenders to Challenger (and its subsidiaries) maintain security interests in certain assets of the Borrower which may include the Collateral and that the lenders' security interests take priority over the Security Interest maintained by the Secured Party. Borrower has not made any representations to the Secured Party about what if any interest would remain in the event that any lender exercised its rights with respect to the Collateral. Nothing in this section shall be read to limit the rights of Challenger to refinance, renegotiate or seek loans from additional lenders by using the Collateral described in this agreement to secure its obligations.

2.     REPRESENTATIONS,  WARRANTIES  AND AGREEMENTS.  Borrower hereby represents
       --------------------------------------------
and  warrants  to,  and  covenants  and  agrees  with, Secured Party as follows:

     (a) The Collateral will be used primarily for business purposes. Borrower's office is located at 300 Westlink Drive, Washington, MO 63090, and it keeps and will keep all of its books and records with respect to all of its accounts at such address.

     (b) Borrower shall promptly notify Secured Party of any change in name or if it operates or conducts business under any trade name or "d/b/a" which is different from such name.

     (c) Borrower has (or will have at the time Borrower acquires rights in Collateral hereafter acquired or arising) and will maintain absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, and will defend the Collateral against all claims or demands of all persons other than Secured Party. Borrower will not sell or otherwise dispose of the Collateral or any interest therein except that until an Event of Default (as defined in the Agreement) has occurred, the Borrower may sell inventory in the ordinary course of its business.

     (d) Borrower will not permit any Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed. Borrower will not change the state under which it is organized or merge with or into any other entity.

     (e) All rights to payment and all instruments, documents, chattel paper and other agreements constituting or evidencing Collateral are (or will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of each account debtor or other obligor named therein or in Borrower's records pertaining thereto as being obligated to pay such obligation. Borrower will not agree to any modification, amendment or cancellation of any such obligation without Secured Party's prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor, except as is otherwise set forth herein.

     (f) Borrower will (i) keep all Collateral in good repair, working order and condition, normal wear and tear excepted, and will, from time to time, replace any worn, broken or defective parts thereof; provided, however, that nothing in this Section 2 (f) shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Borrower's reasonable business judgment, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Secured Party; (ii) other than taxes and other governmental charges contested in good faith and by appropriate proceedings, promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest; (iii) keep all Collateral free and clear of all security interests, except as is otherwise set forth herein, liens and encumbrances; (iv) at all reasonable times, permit Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Borrower's books and records pertaining to the Collateral and its business and financial condition and to discuss with account debtors and other obligors requests for verifications of amounts owed to Borrower; (v) keep accurate and complete records pertaining to the Collateral and pertaining to Borrower's business and financial condition and will submit to Secured Party such periodic reports concerning the Collateral and Borrower's business and financial condition as Secured Party may from time to time reasonably request; (vi) promptly notify Secured Party of any loss or material damage to any Collateral in excess of $10,000 or of any material adverse change, known to Borrower, in the prospect of payment of any sums due on or under any instrument, chattel paper or account constituting Collateral; (vii) if Secured Party at any time reasonably requests promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Borrower to Secured Party; (viii) at all times keep all Collateral insured against risks of fire (including so called extended coverage), theft, collision (in case of collateral consisting of motor vehicles) and such other risks and in such amounts as Secured Party may reasonably request, with any loss payable to Secured Party to the extent of its interest and notify the Secured Party in writing of any loss or damage to the Collateral or any part; (ix) from time to time execute such financing statements as Secured Party may reasonably deem required to be filed in order to perfect the Security Interest and, if any Collateral is covered by a certificate of title, execute such documents as may be required to have the Security Interest properly noted on a certificate of title; (x) pay when due or reimburse Secured Party on demand for all costs of collection of any of the Secured Obligations and, subject to any limitations set forth in the Agreement, all other out-of-pocket expenses (including in each case all attorneys' fees) incurred by Secured Party in connection with the creation, perfection, satisfaction or enforcement of the Security Interest or the execution or creation, continuance or enforcement of this Agreement or any or all of the Secured Obligations including expenses incurred in any litigation or bankruptcy or insolvency proceedings; (xi) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Secured Party's rights under this Agreement including, without limitation, an assignment of claim with respect to any account which is a government receivable; (xii) not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance; (xiii) permit Secured Party at any time and from time to time to send requests (after the occurrence and during the continuance of an Event of Default under the Agreement) to account debtors or other obligors for verification of amounts owed to Borrower; and (xiv) not permit any Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Secured Party that the Security Interest will be prior and senior to any interest or lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein. If
          Borrower at any time fails to perform or observe any agreement contained in this Section 2(f), and if such failure shall continue for a period of thirty (30) calendar days after Secured Party gives Borrower written notice thereof (or, in the case of the agreements contained in clauses (viii) and (ix) of this Section 2(f), immediately upon the occurrence of such failure, without notice or lapse of time), Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Borrower (or, at Secured Party's option, in Secured Party's own name) and may (but need not) take any and all other actions which Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Borrower shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by Secured Party in connection with or as a result of Secured Party's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the rate provided for in the Agreement. To facilitate the performance or observance by Secured Party of such agreements of Borrower, Borrower hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Borrower with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Borrower, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Borrower under this
          Section  2.

3.     ASSIGNMENT  OF  INSURANCE.  Borrower  hereby assigns to Secured Party, as
       -------------------------
additional security for the payment of the Secured Obligations, any and all moneys (including, but not limited to, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Borrower under or with respect to, any and all policies of insurance covering the Collateral, and Borrower hereby directs the issuer of any such policy to pay any such moneys to the Secured Party. Upon the occurrence and during the continuance of an Event of Default under the Agreement, Secured Party may (but need not) in its own name or in Borrower's name, execute and deliver proofs of claim, receive all such monies (subject to Borrower's rights), endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

4.     COLLECTION  OF  ACCOUNTS.  Secured  Party  may,  or  at  Secured  Party's
       ------------------------
request, Borrower shall, upon the occurrence and during the continuance of an Event of Default under the Agreement, notify any account debtor or any obligor on an instrument to make payment directly to a post office box specified by and under the sole control of Secured Party, whether or not Secured Party was theretofore making collections with respect thereto, and Secured Party shall be entitled to take control of any proceeds thereof. If so requested by Secured Party, Borrower shall insert appropriate language on each invoice directing its customers to make payment to such post office box. Borrower hereby authorizes and directs Secured Party to deposit into a special collateral account to be established and maintained with Secured Party all checks, drafts and cash payments, received in said lock box. All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of any of the Secured Obligations. At its option, Secured Party may, at any time, apply finally collected funds on deposit in said collateral account to the payment of the Secured Obligations in such order of application as Secured Party may determine, or permit Borrower to withdraw all or any part of the balance on deposit in said collateral account. If a collateral account is so established Borrower agrees that it will promptly deliver to Secured Party for deposit into said collateral account, all payments on accounts and chattel paper received by it. All such payments shall be delivered to secured Party in the form received (except for Borrower's endorsement where necessary). Until so deposited, all payments on accounts and chattel paper received by the Borrower shall be held in trust by Borrower for and as the property of Secured Party and shall not be commingled with any funds or property of Borrower.

5.     REMEDIES.  Upon  the  occurrence  of  an  Event  of  Default  under  the
       --------
Agreement, and at any time thereafter, Secured Party may exercise any one or more of the following rights or remedies if any or all of the Secured Obligations are not paid when due: (i) exercise and enforce any or all rights and remedies available after default to a secured party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Borrower hereby expressly waives), and the right to sell, lease or otherwise dispose of or use any or all of the Collateral; (ii) Secured Party may require Borrower to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties; (iii) exercise its rights under any lessors' agreements regardless of whether or not the Borrower is in default under such leases; and (iv) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Borrower or against any other person or property. Secured Party is hereby granted a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, copyrights and patents of Borrower that Secured Party deems necessary or appropriate to the disposition of any Collateral. If notice to Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 6 hereof) at least ten (10) calendar days prior to the date of intended disposition or other action.

6.     MISCELLANEOUS.  This Agreement does not contemplate a sale of accounts or
       -------------
chattel paper, and, as provided by law, Borrower is entitled to any surplus and shall remain liable for any deficiency. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Borrower shall be deemed sufficiently given if given in accordance with the Agreement, to Borrower at its address set forth herein. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safe keeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Borrower may have against any other party, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of Borrower and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Borrower and delivered to Secured Party, and Borrower waives notice of Secured Party's acceptance hereof. Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. Except to the extent otherwise required by law, this Agreement shall be governed by the laws of the State of Missouri and, unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code, as in effect in said state shall have the meanings therein stated and all capitalized terms used herein which are defined in the Agreement shall have the meanings therein stated. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Secured Obligations.

IN WITNESS WHEREOF, Borrower has executed and delivered to Secured Party this Security Agreement as of the day and year first above written.

IMAR  GROUP,  LLC

               Signed:
                      ------------------------
               By:
                  ----------------------------
               Its:
                   ---------------------------


CHALLENGER  POWERBOATS,  INC.


               Signed: /s/ Laurie  Phillips
                       --------------------

               By:  Laurie  Phillips
                    ----------------

               Its: President  and  Cheif  Executive  Officer
                    -----------------------------------------

                                    EXHIBIT A
                            DESCRIPTION OF COLLATERAL

                         Description of Gekko Technology
                         -------------------------------

ASSET
-----

BOAT  MOLDS
-----------

     Revo7.1 stringer mold, gas tank door mold, back seat mold, 2ea. Hull molds, Deck mold

     Revo 6.7  stringer  mold,  Hull  mold,  Deck  mold,  2  ea. Back seat molds

     Revo 6.7  hull,  deck  and  liner  plugs

     GTR  22  trunk  mold,  Bow  ring,  Hull  mold

     GTX  22  Deck  mold,  Hull  mold

     GTO 22 Bow ring, Hull mold, Deck mold, Engine cover mold (used for all in-line Gekko)

     GTS  20  Hull  mold,  Deck  mold,  Deck  Plug

REGISTERED  TRADEMARKS
----------------------

Gekko

OTHER  TRADEMARKS
-----------------

GTS  20,  GTO  22,  GTR  22,  REVO  6.7,  REVO  6.7i,  REVO  7.1

COPYRIGHTS
----------

USPTO  #DVH0066

INTERNET  DOMAIN  NAME  AND  CONTENT
------------------------------------

www.gekkosports.com
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